MERRILL LYNCH
                                                                   MASSACHUSETTS
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1998

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight-to-quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Portfolio Strategy

During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Massachusetts Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Massachusetts municipal bonds increased by more than 16% compared to the same six-month period a year ago. Total municipal issuance increased by approximately 48% over the same period. Municipal bonds continued to underperform US Treasury securities because of the large issuance of tax-exempt securities.

Throughout the six-month period, we maintained a fully invested position. We used periods of volatility to add interest rate-sensitive issues, and we invested in new issues to increase call protection and increase the Fund's duration.

Looking ahead, we believe that the interest rate outlook is positive for the remainder of the year. We expect to maintain our current strategy in order to participate in a lower rate environment. Any signs of increasing interest rates or a resolution to Asian economic problems will prompt us to move toward a more defensive position.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Massachusetts municipal issuance increased by more than 60% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. Several changes in the economy over the past 12 months have eased our concerns for a higher interest rate environment. The Asian economic crisis and continued low inflation in the domestic economy caused us to reassess our previous strategy, which had been more conservative. We maintained a fully invested position and purchased interest rate-sensitive issues in anticipation of lower interest rates. These strategies produced total returns of +5.92%, +5.38%, +5.28% and +5.82% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.38% for similar Massachusetts tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 28, 1998

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                     Standardized
                                                         12 Month       3 Month    Since Inception   30-Day Yield
                                                       Total Return  Total Return   Total Return     As of 7/31/98
==================================================================================================================
ML Massachusetts Municipal Bond Fund Class A Shares        +5.92%        +2.28%        +59.92%           4.08%
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class B Shares        +5.38         +2.15         +54.80            3.74
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class C Shares        +5.28         +2.13         +31.98            3.64
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class D Shares        +5.82         +2.26         +34.73            3.98
==================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 2/28/92; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                             2/28/92**     7/98

ML Massachusetts Municipal Bond Fund+--Class A Shares*        $ 9,600    $15,352
ML Massachusetts Municipal Bond Fund+--Class B Shares*        $10,000    $15,480
Lehman Brothers Municipal Bond
Index++                                                       $10,000    $15,934

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                             10/21/94**    7/98

ML Massachusetts Municipal Bond Fund+--Class C Shares*        $10,000    $13,198
ML Massachusetts Municipal Bond Fund+--Class D Shares*        $ 9,600    $12,933
Lehman Brothers Municipal Bond Index++                        $10,000    $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Massachusetts Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the Commonwealth of Massachusetts, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94. Past performance is not predictive of future performance.

Average Annual Total Return

                                          % Return Without       % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                              +8.54%               +4.20%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                        +5.73                +4.87
--------------------------------------------------------------------------------
Inception (2/28/92)
through 6/30/98                                 +7.63                +6.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                               % Return            % Return
                                             Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                              +7.99%               +3.99%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                        +5.21                +5.21
--------------------------------------------------------------------------------
Inception (2/28/92)
through 6/30/98                                 +7.09                +7.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return            % Return
                                             Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                              +7.99%               +6.99%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                 +7.75                +7.75
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without       % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                              +8.53%               +4.19%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                 +8.34                +7.15
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                 Value
Ratings  Ratings  Amount                                       Issue                                                  (Note 1a)
=============================================================================================================================
Massachusetts--96.3%
=============================================================================================================================
BBB      Baa1     $  865   Boston, Massachusetts, Industrial Development Financing Authority, Sewer Facility
                           Revenue Bonds (Harbor Electric Energy Company Project), AMT, 7.375% due 5/15/2015          $   937
-----------------------------------------------------------------------------------------------------------------------------
                           Massachusetts Bay Transportation Authority (Massachusetts General Transportation
                           Systems), Series A:
AA-      Aa3       1,000     7% due 3/01/2021                                                                           1,233
AA-      Aa3       1,750     Refunding, 7% due 3/01/2011                                                                2,122
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         890   Massachusetts Education Loan Authority, Educational Loan Revenue Bonds, AMT, Issue E,
                           Series A, 7.375% due 1/01/2012 (b)                                                             969
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,880   Massachusetts Educational Financing Authority, Educational Loan Revenue Refunding
                           Bonds, AMT, Issue E, 5.85% due 7/01/2014 (b)                                                 1,990
-----------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State, HFA, Revenue Bonds (Residential Development) (c):
AAA      Aaa       2,000     Series C, 6.875% due 11/15/2011                                                            2,176
AAA      Aaa       2,500     Series C, 6.90% due 11/15/2021                                                             2,722
AAA      Aaa       1,000     Series D, Section 8, 6.875% due 11/15/2021                                                 1,090
-----------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa        1,500     Series 38, 7.20% due 12/01/2026                                                            1,631
A+       Aa        2,000     Series 40, 6.65% due 12/01/2027                                                            2,149
AAA      Aaa       1,885     Series 48, 6.35% due 6/01/2026 (d)                                                         1,999
-----------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa       2,780     (Boston College), Series J, 6.625% due 7/01/2021 (e)                                       3,008
AAA      Aaa       5,150     (Central Massachusetts Medical Center), CARS, Series B, 9.02% due 6/23/2022 (b)(f)         6,676
AAA      Aaa       2,000     (Harvard Pilgrim Health), Series A, 4.75% due 7/01/2022 (g)                                1,862
AAA      Aaa       2,500     (Newton Wellesley Hospital), Series D, 7% due 7/01/2001 (a)(d)                             2,748
AAA      Aaa       1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                              1,099
NR*      Caa       1,000     Refunding (New England Memorial Hospital), Series B, 6.125% due 7/01/2013                    953
AAA      Aaa       1,000     Refunding (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                           1,096
NR*      A         2,335     Refunding (Wheaton College), Series C, 5.25% due 7/01/2019                                 2,354
AAA      Aaa       1,000     (Stonehill College), Series G, 5.25% due 7/01/2028 (d)                                     1,001
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                 Value
Ratings  Ratings  Amount                                       Issue                                                  (Note 1a)
=============================================================================================================================
Massachusetts (concluded)
=============================================================================================================================
                           Massachusetts State Industrial Finance Agency Revenue Bonds:
AAA      Aaa      $1,000     (Babson College), Series A, 6.50% due 10/01/2022 (d)                                     $ 1,097
AA-      A1        1,795     Refunding (Holly Cross College-II), 6.375% due 11/01/2002 (a)                              1,981
A1+      VMIG1+      600     Refunding (Showa Women's Institute Inc.), VRDN, 3.55% due 3/15/2004 (h)                      600
-----------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       3,000   Massachusetts State Port Authority, Revenue Refunding Bonds, Series A, 5% due 7/01/2023      2,908
-----------------------------------------------------------------------------------------------------------------------------
AA+      Aa3       1,680   Massachusetts State Water Pollution Abatement Trust Revenue Bonds (Secured Loan
                           Program), Series A, 6.375% due 2/01/2015                                                     1,850
-----------------------------------------------------------------------------------------------------------------------------
A        A1        6,000   Massachusetts State Water Resource Authority, Series A, 6.50% due 7/15/2019                  7,074
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   South Essex, Massachusetts, Sewer District, GO, Refunding, Series A, 5.25%
                           due 6/15/2024 (d)                                                                            1,001
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,210   Southern Berkshire, Massachusetts, Regional School District, GO, UT,
                           7% due 4/15/2002 (a)(d)                                                                      1,356
-----------------------------------------------------------------------------------------------------------------------------
NR*      Baa3      1,500   Springfield, Massachusetts, School Project Loan, GO, Series B, 7.10% due 9/01/2002 (a)       1,689
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Puerto Rico--3.3%
=============================================================================================================================
A1+      VMIG1+    2,000   Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN,
                           3.20% due 12/01/2015 (h)                                                                     2,000
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$56,146)--99.6%                                                                               61,371
Other Assets Less Liabilities--0.4%                                                                                       261
                                                                                                                      -------
Net Assets--100.0%                                                                                                    $61,632
                                                                                                                      =======
-----------------------------------------------------------------------------------------------------------------------------

(a)   Prerefunded.
(b)   AMBAC Insured.
(c)   FNMA Collateralized.
(d)   MBIA Insured.
(e)   FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998

Assets:              Investments, at value (identified cost--$56,146,051) (Note 1a) ...........                  $ 61,370,844
                     Cash .....................................................................                        92,839
                     Receivables:
                       Securities sold ........................................................   $  1,605,960
                       Interest ...............................................................        598,942
                       Beneficial interest sold ...............................................          1,791      2,206,693
                                                                                                  ------------
                     Prepaid registration fees and other assets (Note 1e) .....................                         5,499
                                                                                                                 ------------
                     Total assets .............................................................                    63,675,875
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ...................................................      1,866,909
                       Dividends to shareholders (Note 1f) ....................................         45,964
                       Beneficial interest redeemed ...........................................         33,934
                       Investment adviser (Note 2) ............................................         30,568
                       Distributor (Note 2) ...................................................         24,488      2,001,863
                                                                                                  ------------
                     Accrued expenses and other liabilities ...................................                        42,306
                                                                                                                 ------------
                     Total liabilities ........................................................                     2,044,169
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...............................................................                  $ 61,631,706
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ........................................................                  $     51,181
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                       459,823
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                        16,476
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                        25,444
                     Paid-in capital in excess of par .........................................                    57,187,903
                     Accumulated realized capital losses on investments--net (Note 5) .........                    (1,333,914)
                     Unrealized appreciation on investments--net ..............................                     5,224,793
                                                                                                                 ------------
                     Net assets ...............................................................                  $ 61,631,706
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $5,705,117 and 511,806 shares
                     of beneficial interest outstanding .......................................                  $      11.15
                                                                                                                 ============
                     Class B--Based on net assets of $51,254,618 and 4,598,228 shares
                     of beneficial interest outstanding .......................................                  $      11.15
                                                                                                                 ============
                     Class C--Based on net assets of $1,835,065 and 164,760 shares
                     of beneficial interest outstanding .......................................                  $      11.14
                                                                                                                 ============
                     Class D--Based on net assets of $2,836,906 and 254,440 shares
                     of beneficial interest outstanding .......................................                  $      11.15
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Statement of Operations

                                                                                              For the Year Ended
                                                                                                   July 31, 1998
----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ......                 $ 3,609,613
(Note 1d):
----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .............................   $   337,900
                     Account maintenance and distribution fees--Class B (Note 2) ...       262,623
                     Professional fees .............................................        51,948
                     Accounting services (Note 2) ..................................        45,571
                     Printing and shareholder reports ..............................        42,880
                     Transfer agent fees--Class B (Note 2) .........................        20,251
                     Registration fees (Note 1e) ...................................        18,300
                     Account maintenance and distribution fees--Class C (Note 2) ...         9,324
                     Pricing fees ..................................................         3,590
                     Trustees' fees and expenses ...................................         3,435
                     Custodian fees ................................................         2,747
                     Transfer agent fees--Class A (Note 2) .........................         1,695
                     Account maintenance fees--Class D (Note 2) ....................         1,612
                     Transfer agent fees--Class C (Note 2) .........................           621
                     Transfer agent fees--Class D (Note 2) .........................           473
                     Other .........................................................         2,465
                                                                                       -----------
                     Total expenses ................................................                     805,435
                                                                                                     -----------
                     Investment income--net ........................................                   2,804,178
                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .............................                     239,318
Unrealized Gain on   Change in unrealized appreciation on investments--net .........                     157,464
Investments--Net                                                                                     -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ..........                 $ 3,200,960
                                                                                                     ===========
----------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Statements of Changes in Net Assets

                                                                                                    For the Year Ended July 31,
                                                                                                   ----------------------------
Increase (Decrease) in Net Assets:                                                                     1998            1997
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ....................................................   $  2,804,178    $  3,078,020
                     Realized gain on investments--net .........................................        239,318         121,207
                     Change in unrealized appreciation on investments--net .....................        157,464       2,599,000
                                                                                                   ------------    ------------
                     Net increase in net assets resulting from operations ......................      3,200,960       5,798,227
                                                                                                   ------------    ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Class A .................................................................       (288,288)       (291,690)
(Note 1f):             Class B .................................................................     (2,368,275)     (2,644,286)
                       Class C .................................................................        (68,440)        (72,540)
                       Class D .................................................................        (79,175)        (69,504)
                                                                                                   ------------    ------------
                     Net decrease in net assets resulting from dividends to shareholders .......     (2,804,178)     (3,078,020)
                                                                                                   ------------    ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions ..       (954,651)     (8,761,111)
Transactions                                                                                       ------------    ------------
(Note 4):
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ..............................................       (557,869)     (6,040,904)
                     Beginning of year .........................................................     62,189,575      68,230,479
                                                                                                   ------------    ------------
                     End of year ...............................................................   $ 61,631,706    $ 62,189,575
                                                                                                   ============    ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              Class A
                                                                 ------------------------------------------------------------------
                                                                                     For the Year Ended July 31,
                                                                 ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1998          1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......  $    11.07    $    10.60    $    10.46    $    10.48    $    11.07
Operating                                                        ----------    ----------    ----------    ----------    ----------
Performance:         Investment income--net ...................         .56           .56           .56           .56           .58
                     Realized and unrealized gain (loss) on
                     investments--net .........................         .08           .47           .14          (.02)         (.43)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Total from investment operations .........         .64          1.03           .70           .54           .15
                                                                 ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions:
                       Investment income--net .................        (.56)         (.56)         (.56)         (.56)         (.58)
                       Realized gain on investments--net ......          --            --            --            --          (.15)
                       In excess of realized gain on
                       investments--net .......................          --            --            --            --          (.01)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions ........        (.56)         (.56)         (.56)         (.56)         (.74)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year .............  $    11.15    $    11.07    $    10.60    $    10.46    $    10.48
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......        5.92%        10.02%         6.78%         5.35%         1.26%
Return:*                                                         ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...........         .86%          .83%          .84%          .88%          .62%
Net Assets:                                                      ==========    ==========    ==========    ==========    ==========
                     Expenses .................................         .86%          .83%          .84%          .91%          .85%
                                                                 ==========    ==========    ==========    ==========    ==========
                     Investment income--net ...................        5.02%         5.22%         5.23%         5.42%         5.33%
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...  $    5,705    $    5,757    $    5,887    $    6,630    $    8,367
Data:                                                            ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover .......................       23.32%        24.64%        56.05%        89.62%        72.13%
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              Class B
                                                                 ------------------------------------------------------------------
                                                                                     For the Year Ended July 31,
                                                                 ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1998          1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......  $    11.07    $    10.60    $    10.46    $    10.48    $    11.07
Operating                                                        ----------    ----------    ----------    ----------    ----------
Performance:         Investment income--net ...................         .50           .51           .51           .50           .53
                     Realized and unrealized gain (loss) on
                     investments--net .........................         .08           .47           .14          (.02)         (.43)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Total from investment operations .........         .58           .98           .65           .48           .10
                                                                 ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions:
                       Investment income--net .................        (.50)         (.51)         (.51)         (.50)         (.53)
                       Realized gain on investments--net ......          --            --            --            --          (.15)
                       In excess of realized gain on
                       investments--net .......................          --            --            --            --          (.01)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions ........        (.50)         (.51)         (.51)         (.50)         (.69)
                                                                 ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year .............  $    11.15    $    11.07    $    10.60    $    10.46    $    10.48
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......        5.38%         9.46%         6.23%         4.82%          .75%
Return:*                                                         ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...........        1.37%         1.34%         1.35%         1.39%         1.12%
Net Assets:                                                      ==========    ==========    ==========    ==========    ==========
                     Expenses .................................        1.37%         1.34%         1.35%         1.42%         1.36%
                                                                 ==========    ==========    ==========    ==========    ==========
                     Investment income--net ...................        4.51%         4.71%         4.72%         4.91%         4.83%
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...  $   51,255    $   53,336    $   59,868    $   66,927    $   76,436
Data:                                                            ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover .......................       23.32%        24.64%        56.05%        89.62%        72.13%
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              Class C
                                                                          ------------------------------------------------
                                                                                                                  For the
                                                                                                                   Period
                                                                                                                  Oct. 21,
                                                                               For the Year Ended July 31,        1994+ to
                                                                          -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                     1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............  $   11.06    $   10.60    $   10.46    $   10.03
Operating                                                                 ---------    ---------    ---------    ---------
Performance:         Investment income--net ............................        .49          .49          .49          .37
                     Realized and unrealized gain on investments--net ..        .08          .46          .14          .43
                                                                          ---------    ---------    ---------    ---------
                     Total from investment operations ..................        .57          .95          .63          .80
                                                                          ---------    ---------    ---------    ---------
                     Less dividends from investment income--net ........       (.49)        (.49)        (.49)        (.37)
                                                                          ---------    ---------    ---------    ---------
                     Net asset value, end of period ....................  $   11.14    $   11.06    $   10.60    $   10.46
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ................       5.28%        9.25%        6.12%        8.13%++
Return:**                                                                 =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..........................................       1.47%        1.43%        1.45%        1.56%*
Net Assets:                                                               =========    =========    =========    =========
                     Investment income--net ............................       4.40%        4.63%        4.61%        4.68%*
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..........  $   1,835    $   1,495    $   1,185    $     432
Data:                                                                     =========    =========    =========    =========
                     Portfolio turnover ................................      23.32%       24.64%       56.05%       89.62%
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              Class D
                                                                          ------------------------------------------------
                                                                                                                  For the
                                                                                                                   Period
                                                                                                                  Oct. 21,
                                                                               For the Year Ended July 31,        1994+ to
                                                                          -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                      1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ............... $   11.07    $   10.61    $   10.47    $   10.03
Operating                                                                 ---------    ---------    ---------    ---------
Performance:         Investment income--net .............................       .55          .55          .55          .42
                     Realized and unrealized gain on investments--net ...       .08          .46          .14          .44
                                                                          ---------    ---------    ---------    ---------
                     Total from investment operations ...................       .63         1.01          .69          .86
                                                                          ---------    ---------    ---------    ---------
                     Less dividends from investment income--net .........      (.55)        (.55)        (.55)        (.42)
                                                                          ---------    ---------    ---------    ---------
                     Net asset value, end of period ..................... $   11.15    $   11.07    $   10.61    $   10.47
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................      5.82%        9.80%        6.67%        8.70%++
Return:**                                                                 =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...........................................       .96%         .93%         .94%        1.04%*
Net Assets:                                                               =========    =========    =========    =========
                     Investment income--net .............................      4.91%        5.13%        5.12%        5.22%*
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ........... $   2,837    $   1,602    $   1,290    $     750
Data:                                                                     =========    =========    =========    =========
                     Portfolio turnover .................................     23.32%       24.64%       56.05%       89.62%
                                                                          =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account      Distribution
                                                  Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B .........................................      0.25%          0.25%
Class C .........................................      0.25%          0.35%
Class D .........................................      0.10%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A ................................              $136          $1,567
Class D ................................              $437          $4,563
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $34,761 and $1,466 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $13,780,865 and $13,824,179, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                 Realized         Unrealized
                                                   Gains             Gains
--------------------------------------------------------------------------------
Long-term investments .................          $  239,318       $5,224,793
                                                 ----------       ----------
Total .................................          $  239,318       $5,224,793
                                                 ==========       ==========
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,224,793, of which $5,257,299 related to appreciated securities and $32,506 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $56,146,051.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $954,651 and $8,761,111 for the years ended July 31, 1998 and July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................       55,712     $     618,548
Shares issued to shareholders
in reinvestment of dividends ...................        9,979           110,642
                                                    ---------     -------------
Total issued ...................................       65,691           729,190
Shares redeemed ................................      (73,879)         (821,852)
                                                    ---------     -------------
Net decrease ...................................       (8,188)    $     (92,662)
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1997                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................       65,128     $     698,880
Shares issued to shareholders
in reinvestment of dividends ...................       10,205           109,410
                                                    ---------     -------------
Total issued ...................................       75,333           808,290
Shares redeemed ................................     (110,522)       (1,182,114)
                                                    ---------     -------------
Net decrease ...................................      (35,189)    $    (373,824)
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      479,010     $   5,315,771
Shares issued to shareholders
in reinvestment of dividends ...................      115,457         1,279,860
                                                    ---------     -------------
Total issued ...................................      594,467         6,595,631
Automatic conversion
of shares ......................................      (14,966)         (165,584)
Shares redeemed ................................     (798,678)       (8,856,952)
                                                    ---------     -------------
Net decrease ...................................     (219,177)    $  (2,426,905)
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1997                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      376,343     $   4,032,484
Shares issued to shareholders
in reinvestment of dividends ...................      129,316         1,386,347
                                                    ---------     -------------
Total issued ...................................      505,659         5,418,831
Automatic conversion
of shares ......................................      (10,414)         (111,368)
Shares redeemed ................................    (1,323,351)     (14,184,469)
                                                    ---------     -------------
Net decrease ...................................     (828,106)    $  (8,877,006)
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................       67,852     $     755,430
Shares issued to shareholders
in reinvestment of dividends ...................        4,793            53,138
                                                    ---------     -------------
Total issued ...................................       72,645           808,568
Shares redeemed ................................      (43,020)         (474,178)
                                                    ---------     -------------
Net increase ...................................       29,625     $     334,390
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1997                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      107,995     $   1,154,305
Shares issued to shareholders
in reinvestment of dividends ...................        5,142            55,085
                                                    ---------     -------------
Total issued ...................................      113,137         1,209,390
Shares redeemed ................................      (89,795)         (970,551)
                                                    ---------     -------------
Net increase ...................................       23,342     $     238,839
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      128,646     $   1,434,340
Automatic conversion
of shares ......................................       14,965           165,584
Shares issued to shareholders
in reinvestment of dividends ...................        1,763            19,572
                                                    ---------     -------------
Total issued ...................................      145,374         1,619,496
Shares redeemed ................................      (35,553)         (388,970)
                                                    ---------     -------------
Net increase ...................................      109,821     $   1,230,526
                                                    =========     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1997                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................       33,863     $     366,272
Automatic conversion
of shares ......................................       10,412           111,368
Shares issued to shareholders
in reinvestment of dividends ...................          843             9,054
                                                    ---------     -------------
Total issued ...................................       45,118           486,694
Shares redeemed ................................      (22,113)         (235,814)
                                                    ---------     -------------
Net increase ...................................       23,005     $     250,880
                                                    =========     =============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a net capital loss carryforward of approximately $915,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 4, 1998

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Massachusetts Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16150--7/98

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